UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 25, 2026

H.B. Fuller Company
(Exact Name of Company as Specified in Charter)

Minnesota	001-09225	41-0268370
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Willow Lake Boulevard, P.O. Box 64683, St. Paul, Minnesota	55164-0683
(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code: (651) 236-5900

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00	FUL	NYSE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.         Entry into a Material Definitive Agreement.

On June 25, 2026, H.B. Fuller Company (“H.B. Fuller” or the “Company”) issued an announcement (the “Rule 2.7 Announcement”) pursuant to Rule 2.7 of the UK City Code on Takeovers and Mergers (the “Code”), disclosing that the board of directors of the Company (the “Company Board”) and the board of directors of Advanced Medical Solutions Group plc (the “AMS Board”), a company incorporated in England and Wales (“AMS”), had reached agreement on the terms of a recommended cash offer by H.B. Fuller Medical Adhesive Technologies Inc., a wholly-owned subsidiary of the Company (“Bidco”), for the entire issued and to be issued share capital of AMS (the “Transaction”). In connection with the Transaction, (i) Bidco and AMS entered into a Co-operation Agreement, dated as of June 25, 2026 (the “Co-operation Agreement”), (ii) the Company and Bidco entered into the Secured Bridge Credit Agreement, dated as of June 25, 2026 (the “Secured Bridge Credit Agreement”) with Goldman Sachs Bank USA, as Administrative Agent, Sole Lead Arranger and Bookrunner and the lenders party thereto, and (iii) the Company and Bidco entered into the Unsecured Bridge Credit Agreement, dated as of June 25, 2026 (the “Unsecured Bridge Credit Agreement” and, together with the Secured Bridge Credit Agreement, the “Bridge Credit Agreements”) with Goldman Sachs Bank USA, as Administrative Agent, Sole Lead Arranger and Bookrunner and the lenders party thereto.

Rule 2.7 Announcement

On June 25, 2026, the Company issued the Rule 2.7 Announcement disclosing that the Company Board and the AMS Board had reached agreement on the terms of the Transaction. The Transaction will be implemented by means of a court-sanctioned scheme of arrangement (the “Scheme”) under Part 26 of the United Kingdom Companies Act 2006, as amended (the “UK Companies Act”). Under the terms of the Transaction, AMS shareholders will be entitled to receive 285 pence in cash for each AMS share held.

The Transaction will be subject to conditions and certain further terms, including, among others: (i) the approval of the Scheme by a majority in number of AMS shareholders also representing not less than 75% in value of the AMS shares, in each case present and voting, either in person or by proxy, at the AMS shareholders’ meeting; (ii) the sanction of the Scheme by the High Court of Justice in England and Wales; (iii) the Scheme becoming effective no later than June 25, 2027 (the “Long-Stop Date”); and (iv) the receipt of regulatory approvals. The conditions to the Transaction are set out in full in the Rule 2.7 Announcement.

Subject to the satisfaction or waiver of all relevant conditions, it is expected that the Transaction will be completed by the end of the calendar year 2026.

The Company has reserved the right, subject to the prior consent of the UK Panel on Takeovers and Mergers (and to the terms of the Co-operation Agreement), to elect to implement the Transaction by way of a takeover offer (as such term is defined in the UK Companies Act) (a “Takeover Offer”).

The foregoing summary of the Rule 2.7 Announcement is subject to, and qualified in its entirety by, the text of the Rule 2.7 Announcement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Co-operation Agreement

On June 25, 2026, Bidco and AMS entered into the Co-operation Agreement in connection with the Transaction. Pursuant to the Co-operation Agreement, Bidco and AMS agreed to use all reasonable endeavors to secure or to assist to secure any approvals, consents, clearances, permissions, confirmations, comfort letters, waivers, filings and waiting periods which are required to implement the Transaction as soon as reasonably practicable and in any event in sufficient time to enable the effective date of the Transaction to occur by the Long-Stop Date, and to cooperate with each other in preparing required offering documents and other matters. In addition, the Co-operation Agreement contains provisions that will apply in respect of AMS’s employee equity plans.

The foregoing summary of the Co-operation Agreement is subject to, and qualified in its entirety by, the text of the Co-operation Agreement, which is filed as Exhibit 2.2 hereto and incorporated herein by reference.

Irrevocable Undertakings

On June 25, 2026, each member of the AMS Board who holds shares delivered to Bidco an irrevocable undertaking to vote their AMS shares in favor of the Scheme. The undertakings represent an aggregate of 745,766 AMS shares, or approximately 0.34% of AMS’s outstanding shares as of June 23, 2026, and will remain in effect if the Company elects to effect the Transaction by way of a Takeover Offer.

The foregoing summary of the irrevocable undertakings does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the irrevocable undertakings, including the form of director irrevocable undertaking which is attached as Exhibit 10.1 hereto and incorporated by reference herein.

Financing

On June 25, 2026, the Company and Bidco entered into the Bridge Credit Agreements in connection with the Transaction.

The Secured Bridge Credit Agreement makes available to the Company certain borrowings in an aggregate amount of up to $2,086,713,188 on the terms and conditions set forth in the Secured Bridge Credit Agreement in order to, among other things, refinance certain indebtedness of the Company and to pay any fees and expenses in connection therewith, and for working capital and general corporate purposes. To the extent any borrowings are made under the Secured Bridge Credit Agreement, such loans will mature on the date that is 364 days after the closing date of the Transaction and bear interest at a per annum rate equal to an index rate plus a margin of (i) 0.75% or (ii) 1.75%, as determined therein, with interest rate increases of 0.25% per 90 days. Interest on each loan is due and payable in arrears quarterly for loans bearing interest at the alternate base rate, at the end of an interest period (or at each three-month interval in the case of loans with interest periods greater than three months) for loans bearing interest at the Term SOFR Rate or Adjusted EURIBOR Rate, and monthly on each loan that bears interest by reference to the adjusted daily simple risk free rate.

The Unsecured Bridge Credit Agreement makes available to the Company certain borrowings in an aggregate amount of up to $917,000,000 on the terms and conditions set forth in the Unsecured Bridge Credit Agreement in order to, among other things, partially finance the cash consideration payable by the Company in connection with the Transaction. To the extent any borrowings are made under the Unsecured Bridge Credit Agreement, such loans will mature on the date that is 364 days after the closing date of the Transaction and bear interest at a per annum rate equal to an index rate plus a margin of (i) 1.50% or (ii) 2.50%, as determined therein, with interest rate increases of 0.25% per 90 days. Interest on each loan is due and payable in arrears quarterly for loans bearing interest at the alternate base rate and at the end of an interest period (or at each three-month interval in the case of loans with interest periods greater than three months) for loans bearing interest at the Term SOFR Rate or Adjusted EURIBOR Rate.

Such amount in USD, or a portion of such USD amount, may be converted into GBP, being the currency in which the cash consideration payable by the Company in connection with the Transaction is required to be made, pursuant to a foreign exchange forward transaction entered into by the Company, which forward transaction (or similar transaction) will be maintained by the Company through the consummation of the Transaction. From the date on which the Bridge Credit Agreements are signed until the date falling eight weeks after the Long-Stop Date or, if earlier, following the occurrence of certain customary draw-stop triggers consistent with the requirements of the Code, the lenders under the Bridge Credit Agreements shall not be entitled to (among other things) cancel their commitments, terminate the Bridge Credit Agreements, exercise any right of netting, set-off or counterclaim, refuse to make available a loan under the Bridge Credit Agreements or take any other action or step to the extent to do so would prevent or limit the making of such loan on the closing date of the Transaction.

The Bridge Credit Agreements contain customary representations and warranties, events of default and affirmative and negative covenants for transactions of this type. The Company is also obligated to pay certain administration fees, syndication and underwriting fees, commitment fees, structuring fees, funding fees and duration fees (amongst certain other fees).

The foregoing summary of the Bridge Credit Agreements is subject to, and qualified in its entirety by, the text of the Bridge Credit Agreements, which are filed as Exhibits 10.2 and 10.3 hereto and incorporated herein by reference.

Item 2.03.         Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the financing of the Transaction set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 7.01.         Regulation FD Disclosure.

On June 25, 2026, the Company issued a press release announcing the Transaction. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

The information furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall not otherwise be subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01.         Financial Statements and Exhibits.

(d)	Exhibits.

	2.1	Rule 2.7 Announcement, dated June 25, 2026
	2.2*	Co-operation Agreement, dated June 25, 2026 by and between Bidco and AMS
	10.1	Form of Deed of Director Irrevocable Undertaking
10.2*
Secured Bridge Credit Agreement, dated as of June 25, 2026, among the Company and Bidco, Goldman Sachs Bank USA, as Administrative Agent,  Sole Lead Arranger and Bookrunner and the lenders party thereto

10.3*
Unsecured Bridge Credit Agreement, dated as of June 25, 2026, among the Company and Bidco, Goldman Sachs Bank USA, as Administrative Agent, Sole Lead Arranger and Bookrunner and the lenders party thereto

	99.1	Press Release, dated June 25, 2026, by H.B. Fuller Company
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Certain annexes, schedules and exhibits to this Exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby agrees to furnish supplementally a copy of any omitted annex, schedule or exhibit to the U.S. Securities and Exchange Commission upon request.

Further Information; No Offer or Solicitation

This Form 8-K is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities of AMS in any jurisdiction in contravention of applicable law.

The Transaction will be made solely by means of the Scheme Document, which will contain the full terms and conditions of the Transaction including details of how to vote in respect of the Transaction (or, if the Transaction is implemented by way of a Takeover Offer, the offer document and accompanying form of acceptance). Any vote in respect of the Scheme or other response in relation to the Transaction should be made only on the basis of the information contained in the Scheme Document (or, if the Transaction is implemented by way of a Takeover Offer, the offer document). AMS shareholders are strongly advised to read the formal documentation in relation to the Transaction once it becomes available.

Cautionary Statement Concerning Forward-Looking Statements

This Form 8-K (including information incorporated by reference in this Form 8-K), oral statements made regarding the Transaction, and other information published by the Company, Bidco and AMS may contain statements about the Company, Bidco and AMS that are or may be deemed to be “forward-looking statements.” Forward-looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and projections of the management of the Company, Bidco and AMS (as applicable) about future events, and are therefore subject to risks and uncertainties which could cause actual results to differ materially from the future results expressed or implied by the forward-looking statements.

The forward-looking statements contained in this Form 8-K include statements with respect to the financial condition, results of operations and business of AMS and certain plans and objectives of the Company and/or Bidco with respect thereto and other statements other than historical facts. Often, but not always, forward-looking statements can be identified by the fact that they do not relate only to historical or current facts and may use forward-looking words, phrases and expressions such as “anticipate,” “target,” “expect,” “believe,” “intend,” “foresee,” “predict,” “project,” “estimate,” “forecast,” “plan,” “budget,” “scheduled,” “goal,” “hope,” “aims,” “continue,” “likely,” “will,” “may,” “might,” “should,” “would,” “could,” “seek,” “possible,” “potential,” “outlook,” or other similar words, phrases, and expressions; provided that the absence thereof does not mean that a statement is not forward-looking. Similarly, statements that describe objectives, plans or goals are or may be forward-looking statements. These statements are based on assumptions and assessments made by the Company, Bidco and/or AMS in light of their experience and their perception of historical trends, current conditions, future developments and other factors they believe appropriate. By their nature, forward-looking statements involve known and unknown risk and uncertainty and other factors which may cause actual results, performance, actions, achievements or developments to differ materially from those expressed in or implied by such forward-looking statements, because they relate to events and depend on circumstances that will occur in the future. Although the Company, Bidco and/or AMS believe that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and you are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this Form 8-K.

There are a number of factors which could cause actual results, performance, actions, achievements or developments to differ materially from those expressed or implied in forward-looking statements. Such factors include, but are not limited to: (i) the ability to proceed with or complete the Transaction; (ii) the ability to obtain requisite regulatory and shareholder approvals and the satisfaction of other conditions on the proposed terms; (iii) changes in the global, political, economic, social, business and competitive environments and in market and regulatory forces; changes in future inflation, deflation, exchange and interest rates; (iv) changes in tax and national insurance rates; (v) future business combinations, capital expenditures, acquisitions or dispositions; (vi) changes in the behavior of other market participants; (vii) the anticipated benefits of the Transaction not being realized as a result of changes in general economic and market conditions in the countries in which the Company, Bidco and AMS operate; (viii) the ability of the Company, Bidco and AMS to integrate the businesses successfully and to achieve anticipated synergies or benefits; (ix) the risk that disruptions from the Transaction will harm the Company’s, Bidco’s and AMS’s businesses; (x) changes in or enforcement of national and local government legislation, taxation, controls or regulations and/or changes in the administration of laws, policies and practices, expropriation or nationalization of property and political or economic developments in the countries in which the Company, Bidco and AMS  carry on business or may carry on business in the future; (xi) the outcome of pending or future litigation proceedings; (xii) failure to comply with environmental and health and safety laws and regulations; (xiii) changes to the boards of directors of the Company, Bidco and/or AMS and/or the composition of their respective workforces; (xiv) safety and technology risks; exposures to IT system failures, cyber-crime, fraud and pension scheme liabilities; and (xv) unpredictability and severity of catastrophic events, including, but not limited to, health crises, acts of terrorism or outbreak of war or hostilities. Other unknown or unpredictable factors could cause actual results, performance, actions, achievements or developments to differ materially from those expected, estimated or projected in the forward-looking statements. If any one or more of these risks or uncertainties materializes or if any one or more of the assumptions proves incorrect, actual results, performance, actions, achievements or developments may differ materially from those expected, estimated or projected. Such forward-looking statements should therefore be construed in the light of such factors.

None of the Company, Bidco or AMS, nor any of their respective associates, directors, officers or advisers, provides any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements in this Form 8-K will actually occur. Given the risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements.

None of the Company, Bidco or AMS assumes any obligation to update or correct the information contained in this Form 8-K (whether as a result of new information, future events or otherwise), except as required by applicable law. All subsequent written or oral forward-looking statements attributable to the Company, Bidco or AMS or any person acting on their behalf are qualified by the cautionary statements herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 26, 2026

H.B. FULLER COMPANY

By:	/s/ Gregory O. Ogunsanya
Gregory O. Ogunsanya
Senior Vice President, General Counsel
and Corporate Secretary